UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549
                                   ____________

                                     FORM 8-K

                                  CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                           April 8, 2005 (April 4, 2005)
                                   ____________

                                  MEDICORE, INC.
              (Exact name of registrant as specified in its charter)

          Florida                     0-6906              59-0941551
(State or other jurisdiction        (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

   2337 West 76th Street, Hialeah, FL                       33016
(Address of principal executive offices)                  (Zip Code)

     Registrant's telephone number, including area code: (305) 558-4000

                                  Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On April 4, 2005, a putative class and derivative action was filed in the Circuit Court of the Eleventh Judicial Circuit, in and for Miami-Dade County, Florida, by an alleged holder of Dialysis Corporation of America's ("DCA") shares, alleging breaches of fiduciary duty by DCA's board of directors and its controlling shareholder, Medicore, Inc. (the "Company"), in connection with the proposed merger of the Company with DCA. The complaint alleges, among other things, that the consideration to be paid by DCA to the Company shareholders is "unfair and excessive" and that DCA's shareholders will suffer "unwarranted dilution." The plaintiff seeks injunctive relief barring consummation of the proposed merger, damages on behalf of DCA, and attorney's fees. Based on a preliminary review of the complaint, the Company believes the class and derivative actions are without merit, and the matter will be defended vigorously.

     The joint press release issued by the Company and DCA on March 15, 2005, relating to the proposed merger indicated it was subject to a definitive merger agreement, satisfactory fairness and tax opinions, and approval of shareholders of the Company and DCA. The special independent board committees of the Company and DCA have each retained their own investment banking firm to obtain fairness opinions as to whether the proposed merger transaction is fair from each company's and its respective unaffiliated shareholders' perspectives. DCA will also be filing a registration statement with the Securities and Exchange Commission which will include a proxy statement/prospectus which will have an executed copy of the agreement and plan of merger and in which the terms of the proposed merger will be addressed in substantial detail.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MEDICORE, INC.

                                         /s/ Thomas K. Langbein
                                       By----------------------------
                                         THOMAS K. LANGBEIN
                                         Chairman of the Board, President and
                                         Chief Executive Officer

Dated:  April 8, 2005